AMENDMENT TO EMPLOYMENT AGREEMENT

        This Amendment to Employment Agreement ("Amendment") is made as of the 13th day of April, 2000 by and between ICG Communications, Inc., a Delaware corporation ("Company") and William S. Beans, Jr. ("Employee").

                                 R E C I T A L S

        WHEREAS, the Company and Employee previously entered into that certain Employment Agreement dated as of December 22, 1999 (the "Employment Agreement");

        WHEREAS, the Company and Employee desire to amend and modify certain terms and conditions of the Employment Agreement;

        NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein the parties agree as follows:

        1. Compensation and Benefits. Section 3.5 (1) of the Employment Agreement is hereby amended, to read as follows: "14,814 stock options under the Company's 1998 Stock Option Plan with an exercise price equal to the closing stock price of the Company's common stock on June 28, 1999 vesting in equal increments over three (3) years."

        2. Other Terms and Conditions. All other terms and conditions of the Employment Agreement shall remain in full force and effect, as if fully stated herein.

        3. Capitalized Terms. Capitalized and defined terms shall have the same meaning as that accorded them in the Employment Agreement, unless the context requires otherwise.

        4. Conflict. If there are any conflicting terms or conditions between the terms and conditions of this Amendment and the terms and conditions of the Employment Agreement, the terms and conditions of this Amendment shall control.

        IN WITNESS WHEREOF, each of the parties hereto has duly executed this Amendment as of the date first written above.


ICG COMMUNICATIONS, INC.                           Williams S. Beans, Jr.


 /s/  J. Shelby Bryan                              /s/ William S. Beans, Jr.
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Name: J. Shelby Bryan
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Title: Chairman and CEO
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